News Release

Silverado Announces New Drill Results At Nolan Creek
Which Continue to Disclose Gold and Antimony
Mineralization

VANCOUVER, BC, Canada, September 22, 2008. Silverado Gold Mines Ltd. (the "Company" or "Silverado") SLGLF OTCBB, SLGL Frankfurt, www.silverado.com, announces that it has now completed 34 drill holes totalling 11,597 ft as part of its 2008 exploration drilling at Workman's Bench, the Company's prime exploration target on its Nolan Creek property in Alaska. The Company has now received all assays of mineralized veins for drill holes 08SH11 through 08SH19 (see results below). An updated drill hole location map for these zones can be found on the last page of this Release, and also on the Company's website at http://www.silverado.com/i/pdf/2008-09-19_NRM.pdf .

Workman's Bench is the Company's prime exploration target for a lode gold and antimony deposit in the southwestern part of the Solomon Shear Zone. The Solomon Shear Zone contains NE striking gold-antimony- quartz vein systems which also occur in other areas on the Nolan Creek property, including across Smith Creek on Pringle Bench and north of Smith Creek Dome.

This year’s drilling on Workman's Bench has focused on defining the lateral and vertical extent of the known gold and antimony mineralized zones, in particular on the main exposed vein in underground exploration Tunnels C and D. Information thus far indicates the gold and antimony mineralized zones at Workman's Bench are open laterally and at depth. This year's drilling has extended the known lateral extent of the stibnite (antimony)-gold vein systems on Workman's Bench from 600 ft to 1,000 ft.

Selected drill hole assays are presented in the tables below. Most samples of vein material contain gold. The reader should note that assay results listed in the table present results of individual veins sampled and cut from the drill core. Although there are many mineralized veins within the Workman’s Bench zone, one particular vein, the main vein, continues to be the focus of interest to the company (for more information see press release dated August 14, 2008 http://www.silverado.com/i/pdf/2008-08-13_NR.pdf). Assays for the remaining drill holes 08SH20 to 08SH33 are pending.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH11	184.7	185.4	0.7	0.07	3.55
08SH11	193	193.6	0.6	0.09	3.39
08SH11	193.6	194.5	0.9	0.12	10.02
08SH11	196.2	197	0.8	0.33	10.36
08SH11	225.3	226.1	0.8	0.70	11.20
08SH11	275.8	276.8	1	0.04	11.36

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH12	91	91.7	0.7	0.10	0.02
08SH12	180.4	180.9	0.5	0.05	6.94
08SH12	186.1	187	0.9	0.04	0.77
08SH12	204.1	205	0.9	0.05	7.05
08SH12	206.5	207.2	0.7	0.13	0.01
08SH12	208.1	209	0.9	0.22	20.97

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH13	17.8	18.3	0.5	0.03	13.16
08SH13	121.3	126.7	5.4	0.14	1.99
08SH13	180.2	182	1.8	0.04	0.75
08SH13	187.5	188.8	1.3	0.06	22.15
08SH13	208.4	208.9	0.5	0.03	6.97
08SH13	210.1	212.2	2.1	0.06	5.45

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH14	56.5	57	0.5	0.01	4.02
08SH14	88.3	92	3.7	0.18	0.27
08SH14	121	122	1	0.26	0.25
08SH14	179.2	179.9	0.7	0.04	1.75
08SH14	183.8	184.3	0.5	0.19	0.02

Drill Hole Number Interval	Sample (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH15	75	75.5	0.5	0.01	9.27
08SH15	77	78	1	0.00	2.65
08SH15	84	85.7	1.7	0.13	10.55
08SH15	108.6	109.9	1.3	0.02	22.28
08SH15	113	115.1	2.1	0.04	42.07
08SH15	115.1	117	1.9	0.01	4.11
08SH15	182.5	186.4	3.9	0.12	4.77
08SH15	188	188.6	0.6	0.07	7.14
08SH15	190.2	190.7	0.5	0.07	6.85
08SH15	194.6	196.2	1.6	0.04	0.89

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH16	156	157	1	0.09	0.93
08SH16	197	198	1	0.02	1.11
08SH16	233.7	234.7	1	0.05	1.64
08SH16	309.5	310.5	1	0.39	0.00

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH17	287.6	288.1	0.5	0.23	4.63
08SH17	299.3	299.9	0.6	0.20	13.63
08SH17	311.8	312.8	1	0.12	0.01
08SH17	348.5	349.7	1.2	0.10	0.02

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH18	313	315	2	0.10	0.15
08SH18	315	316.8	1.8	2.88	27.65

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH19	148.5	149	0.5	0.00	1.76
08SH19	189.7	190.2	0.5	0.02	0.79
08SH19	213.5	214.5	1	0.07	0.80
08SH19	217	217.5	0.5	0.03	22.75
08SH19	218.5	219.5	1	0.35	34.61

Drilling continued to intersect the gold and antimony mineralization in the Workman’s Bench zone from hole to hole as it proceeded in a southwestern direction.

All drill core was logged and photographed by geologists. Once all technical data was derived from the core, the core was cut lengthwise. The half-core was sampled by predetermined intervals based on geology, and placed in sealed sample bags and labeled with the assigned sample number. All samples were delivered to ALS Chemex in Fairbanks for analysis. With the shipment to the laboratory of every 20th sample, the Company submitted two (2) standard samples, and one (1) blank sample for analysis. From time to time the Company instructed the laboratory to assay duplicate samples of the pulp from the drill core.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Dr. Karsten Eden, Certified Professional Geologist and European Geologist, and Vice President Exploration of Silverado, is the qualified person as defined by Canadian National Instrument 43-101 for the Company and has verified the data contained in this news release.

About the Company

The Company is an exploration stage company focused on the exploration of gold properties, with some past production, and the development of new environmentally friendly low-rank coal water fuel technology. The Company has gold properties located throughout Alaska, which include a 100% interest in numerous mining claims located on the Nolan Creek property. Please visit www.silverado.com .

The Company is developing low-rank coal water fuel that is designed to be produced from low-rank coal and processed into an environmentally friendly oil substitute. Silverado Green Fuel Inc. is a wholly owned subsidiary of its publicly traded parent, Silverado Gold Mines Ltd. For more information about Silverado Green Fuel Inc., please visit http://www.silveradogreenfuel.com/.

Contact Information - Silverado Gold Mines Ltd.

Mailing Address	Telephone: (604) 689-1535
Suite 1820 - 1111 West Georgia St	Facsimile: (604) 682-3519
Vancouver, British Columbia	Toll Free: 1-800-665-4646
Canada V6E 4M3	(Canada and USA only)

Trading Symbols	Investor Relations: E-mail: ir@silverado.com
OTC BB - SLGLF	Public Relations: E-mail: pr@silverado.com
FRANKFURT - SLGL	Media Relations: E-mail: jay@silverado.com

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Forward-Looking Statements

This news release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company's business and the industry and markets in which it operates. Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", or "continue", and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company's filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company's actual results to differ materially from any forward-looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com